Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	22,894	24,087	25,627		72,608	17,409	21,849	21,624	23,397	84,279
Equity in earnings of affiliates	365	462	530		1,357	333	435	391	255	1,414
Net gain on dispositions	1	14	—		15	—	6	3	1	10
Other income	452	18	49		519	18	17	24	15	74
Total Revenues and Other Income	23,712	24,581	26,206		74,499	17,760	22,307	22,042	23,668	85,777

Costs and Expenses
Purchased crude oil and products	17,679	18,353	19,463		55,495	11,930	16,198	15,961	18,379	62,468
Operating expenses	1,270	1,137	1,134		3,541	1,023	994	1,061	1,197	4,275
Selling, general and administrative expenses	384	439	435		1,258	386	421	411	420	1,638
Depreciation and amortization	315	320	337		972	280	290	293	305	1,168
Impairments	2	15	1		18	—	2	2	1	5
Taxes other than income taxes*	3,156	3,356	3,456		9,968	3,461	3,594	3,424	3,209	13,688
Accretion on discounted liabilities	5	6	5		16	5	5	5	6	21
Interest and debt expense	105	107	112		324	86	83	81	88	338
Foreign currency transaction (gains) losses	(1)	—	7		6	(7)	—	(9)	1	(15)
Total Costs and Expenses	22,915	23,733	24,950		71,598	17,164	21,587	21,229	23,606	83,586
Income before income taxes	797	848	1,256		2,901	596	720	813	62	2,191
Provision for income taxes	234	267	407		908	198	204	277	(132)	547
Net Income	563	581	849		1,993	398	516	536	194	1,644
Less: net income attributable to noncontrolling interests	28	31	26		85	13	20	25	31	89
Net Income Attributable to Phillips 66	535	550	823		1,908	385	496	511	163	1,555
* Includes excise taxes on petroleum products sales:	3,036	3,252	3,376		9,664	3,360	3,508	3,357	3,156	13,381

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.02	1.06	1.60		3.68	0.72	0.94	0.97	0.31	2.94
Diluted	1.02	1.06	1.60		3.66	0.72	0.93	0.96	0.31	2.92

Weighted-Average Common Shares Outstanding (thousands)
Basic	521,647	517,785	512,923		517,420	531,739	528,247	525,991	524,200	527,531
Diluted	524,520	520,160	515,960		520,516	534,709	531,060	528,798	526,279	530,066

SUMMARY OF NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	77	59	85		221	65	39	75	(1)	178
Chemicals	181	196	121		498	156	190	101	136	583
Refining	259	224	550		1,033	86	149	177	(38)	374
Marketing and Specialties	141	214	208		563	205	229	267	190	891
Corporate and Other	(123)	(143)	(141)		(407)	(127)	(111)	(109)	(124)	(471)
Consolidated	535	550	823		1,908	385	496	511	163	1,555

SUMMARY OF NET INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	153	130	166		449	121	84	141	56	402
Chemicals	251	294	163		708	228	264	176	171	839
Refining	390	307	863		1,560	127	207	274	(172)	436
Marketing and Specialties	208	328	317		853	315	345	400	201	1,261
Corporate and Other	(205)	(211)	(253)		(669)	(195)	(180)	(178)	(194)	(747)
Consolidated	797	848	1,256		2,901	596	720	813	62	2,191

EFFECTIVE TAX RATES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	26.8%	26.2%	29.5%		27.6%	33.9%	26.2%	27.0%	37.5%	30.3%
Chemicals	27.9%	33.3%	25.8%		29.7%	31.6%	28.0%	42.6%	20.5%	30.5%
Refining	33.6%	27.0%	36.3%		33.8%	32.3%	28.0%	35.4%	77.9%	14.2%
Marketing and Specialties	32.2%	34.8%	34.4%		34.0%	34.9%	33.6%	33.3%	5.5%	29.3%
Corporate and Other	36.6%	29.4%	41.9%		36.3%	33.8%	36.7%	37.1%	33.5%	35.2%
Consolidated	29.4%	31.5%	32.4%		31.3%	33.2%	28.3%	34.1%	(212.9)%	25.0%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	56	51	76		183	72	65	63	44	244
NGL	4	—	(10)		(6)	(11)	(17)	3	(5)	(30)
DCP Midstream	17	13	1		31	(21)	(9)	9	(6)	(27)
Total Midstream	77	64	67		208	40	39	75	33	187
Chemicals	201	196	153		550	156	190	190	124	660
Refining
Atlantic Basin/Europe	(50)	109	172		231	4	35	5	98	142
Gulf Coast	67	56	77		200	68	5	(13)	(51)	9
Central Corridor	62	29	198		289	20	55	142	19	236
West Coast	(81)	39	101		59	(6)	57	—	(161)	(110)
Total Refining	(2)	233	548		779	86	152	134	(95)	277
Marketing and Specialties
Marketing and Other	124	185	163		472	162	199	228	114	703
Specialties	17	33	48		98	43	30	39	26	138
Total Marketing and Specialties	141	218	211		570	205	229	267	140	841
Corporate and Other	(123)	(142)	(121)		(386)	(127)	(111)	(110)	(119)	(467)
Consolidated	294	569	858		1,721	360	499	556	83	1,498

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	23		23	29	—	—	—	29
Impairments by equity affiliates	—	—	—		—	(4)	—	—	—	(4)
Hurricane-related costs	—	—	(3)		(3)	—	—	—	—	—
Certain tax impacts	—	—	—		—	—	—	—	(13)	(13)
Equity affiliate ownership restructuring	—	—	—		—	—	—	—	(21)	(21)
Pension settlement expense	—	(5)	(2)		(7)	—	—	—	—	—
Total Midstream	—	(5)	18		13	25	—	—	(34)	(9)

Chemicals
Impairments by equity affiliates	(20)	—	—		(20)	—	—	(89)	—	(89)
Hurricane-related costs	—	—	(32)		(32)	—	—	—	—	—
Certain tax impacts	—	—	—		—	—	—	—	12	12
Total Chemicals	(20)	—	(32)		(52)	—	—	(89)	12	(77)

Refining
Pending claims and settlements	—	13	18		31	—	—	43	—	43
Certain tax impacts	—	—	—		—	—	16	—	82	98
Hurricane-related costs	—	—	(8)		(8)	—	—	—	—	—
Gain on consolidation of business	261	—	—		261	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—		—	—	(19)	—	—	(19)
Railcar lease residual value deficiencies and related costs	—	—	—		—	—	—	—	(25)	(25)
Pension settlement expense	—	(22)	(8)		(30)	—	—	—	—	—
Total Refining	261	(9)	2		254	—	(3)	43	57	97

Marketing and Specialties
Certain tax impacts	—	—	—		—	—	—	—	50	50
Hurricane-related costs	—	—	(1)		(1)	—	—	—	—	—
Pension settlement expense	—	(4)	(2)		(6)	—	—	—	—	—
Total Marketing and Specialties	—	(4)	(3)		(7)	—	—	—	50	50

Corporate and Other
Pending claims and settlements	—	2	(19)		(17)	—	—	1	—	1
Certain tax impacts	—	—	—		—	—	—	—	(5)	(5)
Pension settlement expense	—	(3)	(1)		(4)	—	—	—	—	—
Total Corporate and Other	—	(1)	(20)		(21)	—	—	1	(5)	(4)

Total Phillips 66	241	(19)	(35)		187	25	(3)	(45)	80	57

By Business Lines/Regions
Midstream
Transportation	—	—	21		21	—	—	—	2	2
NGL	—	(5)	(3)		(8)	—	—	—	(5)	(5)
DCP Midstream	—	—	—		—	25	—	—	(31)	(6)
Total Midstream	—	(5)	18		13	25	—	—	(34)	(9)

Refining
Atlantic Basin/Europe	—	(2)	(1)		(3)	—	(3)	—	65	62
Gulf Coast	261	(3)	(10)		248	—	—	43	—	43
Central Corridor	—	(2)	(1)		(3)	—	—	—	(2)	(2)
West Coast	—	(2)	14		12	—	—	—	(6)	(6)
Total Refining	261	(9)	2		254	—	(3)	43	57	97

Marketing and Specialties
Marketing and Other	—	(4)	(3)		(7)	—	—	—	44	44
Specialties	—	—	—		—	—	—	—	6	6
Total Marketing and Specialties	—	(4)	(3)		(7)	—	—	—	50	50

SPECIAL ITEMS INCLUDED IN INCOME BEFORE INCOME TAXES
(PRE-TAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	37		37	45	—	—	—	45
Impairments by equity affiliates	—	—	—		—	(6)	—	—	—	(6)
Hurricane-related costs	—	—	(4)		(4)	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—		—	—	—	—	(33)	(33)
Pension settlement expense	—	(8)	(3)		(11)	—	—	—	—	—
Total Midstream	—	(8)	30		22	39	—	—	(33)	6

Chemicals
Impairments by equity affiliates	(33)	—	—		(33)	—	—	(89)	—	(89)
Hurricane-related costs	—	—	(53)		(53)	—	—	—	—	—
Total Chemicals	(33)	—	(53)		(86)	—	—	(89)	—	(89)

Refining
Pending claims and settlements	—	21	30		51	—	—	70	—	70
Certain tax impacts	—	—	—		—	—	—	—	32	32
Hurricane-related costs	—	—	(12)		(12)	—	—	—	—	—
Gain on consolidation of business	423	—	—		423	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—		—	—	(30)	—	—	(30)
Railcar lease residual value deficiencies and related costs	—	—	—		—	—	—	—	(40)	(40)
Pension settlement expense	—	(35)	(13)		(48)	—	—	—	—	—
Total Refining	423	(14)	5		414	—	(30)	70	(8)	32

Marketing and Specialties
Hurricane-related costs	—	—	(1)		(1)	—	—	—	—	—
Pension settlement expense	—	(7)	(3)		(10)	—	—	—	—	—
Total Marketing and Specialties	—	(7)	(4)		(11)	—	—	—	—	—

Corporate and Other
Pending claims and settlements	—	3	(31)		(28)	—	—	2	—	2
Pension settlement expense	—	(5)	(2)		(7)	—	—	—	—	—
Total Corporate and Other	—	(2)	(33)		(35)	—	—	2	—	2

Total Phillips 66	390	(31)	(55)		304	39	(30)	(17)	(41)	(49)

By Business Lines/Regions
Midstream
Transportation	—	—	34		34	—	—	—	—	—
NGL	—	(8)	(4)		(12)	—	—	—	—	—
DCP Midstream	—	—	—		—	39	—	—	(33)	6
Total Midstream	—	(8)	30		22	39	—	—	(33)	6

Refining
Atlantic Basin/Europe	—	(4)	(2)		(6)	—	(30)	—	27	(3)
Gulf Coast	423	(5)	(14)		404	—	—	70	(16)	54
Central Corridor	—	(3)	(1)		(4)	—	—	—	(11)	(11)
West Coast	—	(2)	22		20	—	—	—	(8)	(8)
Total Refining	423	(14)	5		414	—	(30)	70	(8)	32

Marketing and Specialties
Marketing and Other	—	(7)	(4)		(11)	—	—	—	—	—
Specialties	—	—	—		—	—	—	—	—	—
Total Marketing and Specialties	—	(7)	(4)		(11)	—	—	—	—	—

CASH FLOW INFORMATION

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	563	581	849		1,993	398	516	536	194	1,644
Depreciation and amortization	315	320	337		972	280	290	293	305	1,168
Impairments	2	15	1		18	—	2	2	1	5
Accretion on discounted liabilities	5	6	5		16	5	5	5	6	21
Deferred taxes	493	264	27		784	154	37	276	145	612
Undistributed equity earnings	(212)	(40)	(291)		(543)	(166)	(349)	(257)	(43)	(815)
Net gain on dispositions	(1)	(14)	—		(15)	—	(6)	(3)	(1)	(10)
Gain on consolidation of business	(423)	—	—		(423)	—	—	—	—	—
Other	6	92	(332)		(234)	51	65	(308)	29	(163)
Net working capital changes	(1,297)	641	(195)		(851)	(464)	595	339	31	501
Net Cash Provided by (Used in) Operating Activities	(549)	1,865	401		1,717	258	1,155	883	667	2,963

Cash Flows From Investing Activities
Capital expenditures and investments	(470)	(458)	(367)		(1,295)	(750)	(620)	(661)	(813)	(2,844)
Proceeds from asset dispositions*	9	42	14		65	5	10	144	(3)	156
Advances/loans—related parties	—	—	(9)		(9)	(75)	(107)	(84)	(166)	(432)
Collection of advances/loans—related parties	325	—	—		325	—	—	107	1	108
Restricted cash received from consolidation of business	318	—	—		318	—	—	—	—	—
Other	(24)	(37)	(19)		(80)	(42)	(33)	(57)	(14)	(146)
Net Cash Provided by (Used in) Investing Activities	158	(453)	(381)		(676)	(862)	(750)	(551)	(995)	(3,158)

Cash Flows From Financing Activities
Issuance of debt	712	1,891	480		3,083	50	100	250	1,690	2,090
Repayment of debt	(773)	(2,137)	(251)		(3,161)	(100)	(66)	(252)	(415)	(833)
Issuance of common stock**	4	2	17		23	4	5	5	20	34
Repurchase of common stock	(285)	(381)	(461)		(1,127)	(391)	(242)	(179)	(230)	(1,042)
Dividends paid on common stock	(326)	(360)	(356)		(1,042)	(296)	(329)	(329)	(328)	(1,282)
Distributions to noncontrolling interests	(24)	(30)	(29)		(83)	(11)	(17)	(17)	(30)	(75)
Net proceeds from issuance of Phillips 66 Partners LP common units	40	131	—		171	—	669	303	—	972
Other**	(34)	(20)	(12)		(66)	(39)	12	(11)	(4)	(42)
Net Cash Provided by (Used in) Financing Activities	(686)	(904)	(612)		(2,202)	(783)	132	(230)	703	(178)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	2	17	(22)		(3)	36	(28)	3	(1)	10

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,075)	525	(614)		(1,164)	(1,351)	509	105	374	(363)
Cash, cash equivalents and restricted cash at beginning of period	2,711	1,636	2,161		2,711	3,074	1,723	2,232	2,337	3,074
Cash, Cash Equivalents and Restricted Cash at End of Period	1,636	2,161	1,547		1,547	1,723	2,232	2,337	2,711	2,711
* Includes return of investments in equity affiliates and working capital true-ups on dispositions.
** Prior periods recasted to conform to the current year presentation.

CAPITAL PROGRAM

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	182	199	178		559	446	284	315	408	1,453
Chemicals	—	—	—		—	—	—	—	—	—
Refining	259	216	148		623	261	277	289	322	1,149
Marketing and Specialties	15	23	27		65	15	22	26	35	98
Corporate and Other	14	20	14		48	28	37	31	48	144
Total Consolidated	470	458	367		1,295	750	620	661	813	2,844

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	44	60	62		166	35	20	21	23	99
CPChem (Chemicals)	256	131	119		506	247	294	205	241	987
WRB Refining (Refining)	42	22	27		91	37	43	36	48	164
Select Equity Affiliates	342	213	208		763	319	357	262	312	1,250

Total Capital Program*
Midstream	226	259	240		725	481	304	336	431	1,552
Chemicals	256	131	119		506	247	294	205	241	987
Refining	301	238	175		714	298	320	325	370	1,313
Marketing and Specialties	15	23	27		65	15	22	26	35	98
Corporate and Other	14	20	14		48	28	37	31	48	144
Total Capital Program	812	671	575		2,058	1,069	977	923	1,125	4,094
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem)
and WRB Refining LP.

MIDSTREAM

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	56	51	97		204	72	65	63	46	246
NGL	4	(5)	(13)		(14)	(11)	(17)	3	(10)	(35)
DCP Midstream	17	13	1		31	4	(9)	9	(37)	(33)
Midstream Net Income (Loss) Attributable to Phillips 66	77	59	85		221	65	39	75	(1)	178

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	107	102	174		383	123	116	112	90	441
NGL	19	6	(9)		16	(9)	(18)	15	7	(5)
DCP Midstream	27	22	1		50	7	(14)	14	(41)	(34)
Midstream Income (Loss) before Income Taxes	153	130	166		449	121	84	141	56	402

Midstream Adjusted EBITDA ($ Millions)*
PSXP**	149	157	154		460	71	92	111	147	421
Other Midstream	70	54	107		231	116	81	98	37	332
EBITDA attributable to Phillips 66 noncontrolling interests	(46)	(47)	(49)		(142)	(20)	(30)	(37)	(45)	(132)
Transportation and NGL	173	164	212		549	167	143	172	139	621
DCP Midstream	71	65	42		178	44	64	97	69	274
Midstream Adjusted EBITDA	244	229	254		727	211	207	268	208	894
* See reconciliation of net income to Adjusted EBITDA on next page.
** PSXP at 100%. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Depreciation and Amortization ($ Millions)
Transportation	33	35	46		114	30	32	36	33	131
NGL	35	34	35		104	18	18	20	28	84
DCP Midstream	—	—	—		—	—	—	—	—	—
Total	68	69	81		218	48	50	56	61	215

Operating and SG&A Expense ($ Millions)
Transportation	161	177	187		525	122	136	145	153	556
NGL	57	63	65		185	45	45	38	49	177
DCP Midstream	—	(1)	—		(1)	(1)	—	(1)	(1)	(3)
Total	218	239	252		709	166	181	182	201	730

Transportation Volumes (MB/D)
Pipelines*	3,469	3,430	3,447		3,449	3,488	3,638	3,495	3,424	3,511
Terminals**	2,395	2,581	2,675		2,552	2,209	2,442	2,417	2,619	2,422
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	175	177	177		176	161	174	173	172	170
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)*	53	42	3		98	24	(29)	25	(83)	(63)

Depreciation and Amortization ($ Millions)	94	94	94		282	95	95	94	94	378

Operating and SG&A Expense ($ Millions)	240	254	226		720	245	241	204	281	971

Net Interest Expense ($ Millions)*	76	73	77		226	79	79	78	86	322
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	87	121	124		332	69	41	41	46	197

Selected DCP Operating Statistics
Total Throughput (TBtu/D)	5.7	5.7	5.7		5.7	6.9	6.7	6.4	6.1	7.1
NGL Production (MB/D)	341	367	378		362	382	416	403	371	393

Weighted Average NGL Price*
DCP Midstream ($/BBL)	25.31	22.94	26.12		24.79	15.34	19.26	18.98	23.19	19.19
DCP Midstream ($/gal)	0.60	0.55	0.62		0.59	0.37	0.46	0.45	0.55	0.46
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	32	36	43		111	16	21	26	28	91
LP Distribution from PSXP to Phillips 66	37	40	44		121	28	30	34	36	128
GP Distribution from DCP Midstream, LP to DCP Midstream***	23	23	**		46	31	31	31	31	124
LP Distribution from DCP Midstream, LP to DCP Midstream***	41	40	**		81	19	19	19	19	76
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP (formerly DCP Midstream Partners, LP).

MIDSTREAM (continued)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	112	96	117		325	80	62	103	35	280
Plus:
Provision for income taxes	41	34	49		124	41	22	38	21	122
Interest revenue	(1)	—	—		(1)	—	—	—	—	—
Depreciation and amortization	68	69	81		218	48	50	56	61	215
Midstream EBITDA	220	199	247		666	169	134	197	117	617

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	(37)		(37)	(45)	—	—	—	(45)
Impairments by equity affiliates	—	—	—		—	6	—	—	—	6
Hurricane-related costs	—	—	4		4	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—		—	—	—	—	33	33
Pension settlement expense	—	8	3		11	—	—	—	—	—
Midstream EBITDA, Adjusted for Special Items	220	207	217		644	130	134	197	150	611

Other Adjustments (pre-tax):
EBITDA attributable to Phillips 66 noncontrolling interests	(46)	(47)	(49)		(142)	(20)	(30)	(37)	(45)	(132)
Proportional share of selected equity affiliates income taxes	—	1	1		2	1	1	—	—	2
Proportional share of selected equity affiliates net interest	27	26	31		84	42	43	42	42	169
Proportional share of selected equity affiliates depreciation and amortization	43	42	54		139	58	59	66	61	244
Midstream Adjusted EBITDA*	244	229	254		727	211	207	268	208	894
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Midstream Adjusted EBITDA by Business Line
100% PSXP Results
PSXP net income	97	103	99		299	94	100	112	102	408
Plus:
Provision for income taxes	—	1	—		1	—	1	—	1	2
Net interest expense	24	24	23		71	10	11	10	21	52
Depreciation and amortization	26	26	30		82	23	23	25	25	96
PSXP EBITDA	147	154	152		453	127	135	147	149	558

Adjustments (pre-tax):
EBITDA attributable to predecessors	—	—	—		—	(58)	(45)	(39)	(5)	(147)
PSXP EBITDA, Adjusted for Predecessors*	147	154	152		453	69	90	108	144	411
* Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	2	3	2		7	2	2	3	3	10
PSXP Adjusted EBITDA	149	157	154		460	71	92	111	147	421

Total Transportation and NGL
Total Transportation and NGL net income	95	83	116		294	76	71	94	72	313
Plus:
Provision for income taxes	31	25	49		105	38	27	33	25	123
Interest revenue	(1)	—	—		(1)	—	—	—	—	—
Depreciation and amortization	68	69	81		218	48	50	56	61	215
Total Transportation and NGL EBITDA*	193	177	246		616	162	148	183	158	651

Special Item Adjustments (pre-tax):
Pension settlement expense	—	8	3		11	—	—	—	—	—
Pending claims and settlements	—	—	(37)		(37)	—	—	—	—	—
Hurricane-related costs	—	—	4		4	—	—	—	—	—
Total Transportation and NGL EBITDA, Adjusted for Special Items*	193	185	216		594	162	148	183	158	651
* Includes PSXP at 100%.

Other Adjustments (pre-tax):
EBITDA attributable to Phillips 66 noncontrolling interests	(46)	(47)	(49)		(142)	(20)	(30)	(37)	(45)	(132)
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	10	10	18		38	10	10	11	10	41
Proportional share of selected equity affiliates depreciation and amortization	16	16	27		59	15	15	15	16	61
Total Transportation and NGL Adjusted EBITDA	173	164	212		549	167	143	172	139	621

DCP Midstream
DCP Midstream net income	17	13	1		31	4	(9)	9	(37)	(33)
Plus:
Provision for income taxes	10	9	—		19	3	(5)	5	(4)	(1)
DCP Midstream EBITDA	27	22	1		50	7	(14)	14	(41)	(34)

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—		—	(45)	—	—	—	(45)
Impairments by equity affiliates	—	—	—		—	6	—	—	—	6
Equity affiliate ownership restructuring	—	—	—		—	—	—	—	33	33
DCP Midstream EBITDA, Adjusted for Special Items	27	22	1		50	(32)	(14)	14	(8)	(40)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	1		2	1	1	—	—	2
Proportional share of selected equity affiliates net interest	17	16	13		46	32	33	32	32	129
Proportional share of selected equity affiliates depreciation and amortization	27	26	27		80	43	44	51	45	183
DCP Midstream Adjusted EBITDA*	71	65	42		178	44	64	97	69	274
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income Attributable to Phillips 66 ($ Millions)	181	196	121		498	156	190	101	136	583

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	461	537	295		1,293	422	478	460	290	1,650
Specialties, Aromatics and Styrenics	53	61	46		160	49	64	(90)	63	86
Corporate and Other	(11)	(8)	(10)		(29)	(12)	(13)	(15)	(9)	(49)
Total	503	590	331		1,424	459	529	355	344	1,687

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	470	546	304		1,320	432	493	471	291	1,687
Specialties, Aromatics and Styrenics	62	65	51		178	56	72	(86)	71	113
Corporate and Other	(11)	(8)	(10)		(29)	(12)	(13)	(13)	(9)	(47)
Total	521	603	345		1,469	476	552	372	353	1,753

Depreciation and Amortization ($ Millions)	73	75	85		233	77	77	79	83	316

Net Interest Expense ($ Millions)*	(1)	(1)	(3)		(5)	—	—	(1)	—	(1)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	512	262	238		1,012	493	588	411	482	1,974
Advances to Equity Companies	6	2	3		11	14	23	10	6	53
Advance Repayments from Equity Companies	(7)	—	—		(7)	—	(6)	(26)	(31)	(63)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,016	4,137	3,842		11,995	4,002	4,139	4,155	3,715	16,011
Specialties, Aromatics and Styrenics	1,206	1,175	1,095		3,476	1,254	1,212	1,284	1,161	4,911
Total	5,222	5,312	4,937		15,471	5,256	5,351	5,439	4,876	20,922
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)*	89%	98%	83%		90%	94%	92%	93%	86%	91%
* Revised to exclude polyethylene pipe operations.

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	31.87	29.61	28.21		29.90	23.95	27.99	33.11	30.11	28.79
HDPE Blow Molding, Domestic Spot (cents/lb)	55.83	58.00	58.67		57.50	47.42	52.58	54.17	54.67	52.21

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	11.80	12.54	16.14		13.49	9.80	12.04	10.59	14.31	11.69
HDPE Blow Molding, Total Cash Cost (cents/lb)	44.90	42.59	41.13		42.87	36.50	40.60	45.95	42.96	41.50

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	31.00	32.48	29.61		31.03	25.07	27.93	30.74	27.51	27.81
* Source: IHS, Inc.

Reconciliation of Chemicals Net Income to Adjusted EBITDA ($ Millions)
Chemicals net income	181	196	121		498	156	190	101	136	583
Plus:
Provision for income taxes	70	98	42		210	72	74	75	35	256
Chemicals EBITDA	251	294	163		708	228	264	176	171	839

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	33	—	—		33	—	—	89	—	89
Hurricane-related costs	—	—	53		53	—	—	—	—	—
Chemicals EBITDA, Adjusted for Special Items	284	294	216		794	228	264	265	171	928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	14	18		52	18	26	20	13	77
Proportional share of selected equity affiliates net interest	1	2	1		4	2	3	1	2	8
Proportional share of selected equity affiliates depreciation and amortization	69	70	76		215	71	70	70	74	285
Chemicals Adjusted EBITDA	374	380	311		1,065	319	363	356	260	1,298

REFINING

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	(50)	107	171		228	4	32	5	163	204
Gulf Coast	328	53	67		448	68	5	30	(51)	52
Central Corridor	62	27	197		286	20	55	142	17	234
West Coast	(81)	37	115		71	(6)	57	—	(167)	(116)
Refining Net Income (Loss) Attributable to Phillips 66	259	224	550		1,033	86	149	177	(38)	374

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(98)	120	247		269	3	14	4	166	187
Gulf Coast	521	86	109		716	107	7	51	(95)	70
Central Corridor	97	42	317		456	32	96	220	19	367
West Coast	(130)	59	190		119	(15)	90	(1)	(262)	(188)
Refining Income (Loss) before Income Taxes	390	307	863		1,560	127	207	274	(172)	436

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.29	7.90	10.02		8.22	5.79	6.15	5.04	8.19	6.26
Gulf Coast	8.03	6.74	7.26		7.33	6.76	5.18	5.47	4.61	5.49
Central Corridor	10.54	9.96	14.04		11.55	7.41	8.65	11.18	7.50	8.70
West Coast	9.95	10.83	12.95		11.37	9.70	10.94	9.07	6.30	9.15
Worldwide	8.55	8.44	10.49		9.19	7.11	7.13	7.23	6.47	6.99
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	49	47	47		143	47	54	46	52	199
Gulf Coast	65	68	68		201	57	58	58	61	234
Central Corridor	27	27	32		86	26	26	26	28	106
West Coast	58	62	58		178	56	58	58	58	230
Total	199	204	205		608	186	196	188	199	769
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	271	213	201		685	236	223	215	207	881
Gulf Coast	350	308	312		970	286	311	344	344	1,285
Central Corridor	144	191	131		466	114	119	126	137	496
West Coast	324	234	224		782	250	202	233	343	1,028
Total	1,089	946	868		2,903	886	855	918	1,031	3,690
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	83	19	7		109	26	10	17	20	73
Gulf Coast	72	23	11		106	23	26	55	51	155
Central Corridor	27	79	14		120	10	17	18	15	60
West Coast	117	33	11		161	56	16	27	119	218
Total	299	154	43		496	115	69	117	205	506
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	16	13	14		43	17	15	13	13	58
Gulf Coast	27	23	23		73	23	21	12	17	73
Central Corridor	14	13	9		36	13	12	7	10	42
West Coast	20	21	—		41	22	20	21	19	82
Total	77	70	46		193	75	68	53	59	255

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	1	(5)		(4)	5	—	5	—	10

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	(6)	22	144		160	(9)	80	68	24	163
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	239	(191)	(262)		(214)	(146)	(229)	(145)	(165)	(685)
Equity-affiliate-related expenses not included in Realized Refining Margins	233	(169)	(118)		(54)	(155)	(149)	(77)	(141)	(522)
Regional Totals
Atlantic Basin/Europe	(17)	(18)	25		(10)	(18)	(17)	(16)	(12)	(63)
Gulf Coast	428	(2)	1		427	14	17	77	15	123
Central Corridor	(178)	(149)	(144)		(471)	(151)	(149)	(138)	(144)	(582)
Total	233	(169)	(118)		(54)	(155)	(149)	(77)	(141)	(522)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Net Income to Adjusted EBITDA ($ Millions)
Refining net income	259	224	550		1,033	86	149	177	(38)	374
Plus:
Provision for income taxes	131	83	313		527	41	58	97	(134)	62
Depreciation and amortization	199	204	205		608	186	196	188	199	769
Refining EBITDA	589	511	1,068		2,168	313	403	462	27	1,205

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	(21)	(30)		(51)	—	—	(70)	—	(70)
Certain tax impacts	—	—	—		—	—	—	—	(32)	(32)
Hurricane-related costs	—	—	12		12	—	—	—	—	—
Gain on consolidation of business	(423)	—	—		(423)	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—		—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—	—	—		—	—	—	—	40	40
Pension settlement expense	—	35	13		48	—	—	—	—	—
Refining EBITDA, Adjusted for Special Items	166	525	1,063		1,754	313	433	392	35	1,173

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	(1)	(1)		(2)	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	65	65	68		198	63	64	65	65	257
Refining Adjusted EBITDA	231	589	1,130		1,950	376	497	457	100	1,430

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	366	533	536		479	577	594	573	529	568
Total Processed Inputs (MB/D)	446	569	569		528	607	626	607	570	602
Crude Oil Capacity Utilization (%)	70%	103%	103%		92%	98%	101%	100%	102%	100%
Clean Product Yield (%)	88%	87%	88%		88%	83%	84%	85%	89%	85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	668	715	694		692	679	738	701	701	704
Total Processed Inputs (MB/D)	743	795	767		768	748	807	770	775	775
Crude Oil Capacity Utilization (%)	90%	96%	93%		93%	91%	99%	94%	94%	95%
Clean Product Yield (%)	80%	81%	80%		81%	79%	80%	81%	82%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	470	465	480		472	472	500	487	479	485
Total Processed Inputs (MB/D)	488	480	497		489	491	514	505	498	502
Crude Oil Capacity Utilization (%)	95%	94%	97%		96%	96%	101%	99%	97%	98%
Clean Product Yield (%)	90%	88%	88%		89%	88%	89%	86%	89%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279	366	368		338	323	348	344	257	318
Total Processed Inputs (MB/D)	304	388	398		364	351	370	372	287	345
Crude Oil Capacity Utilization (%)	78%	102%	102%		94%	90%	97%	96%	71%	88%
Clean Product Yield (%)	87%	87%	86%		87%	81%	87%	88%	86%	85%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,783	2,079	2,078		1,981	2,051	2,180	2,105	1,966	2,075
Total Processed Inputs (MB/D)	1,981	2,232	2,231		2,149	2,197	2,317	2,254	2,130	2,224
Crude Oil Capacity Utilization (%)	84%	98%	98%		94%	94%	100%	97%	93%	96%
Clean Product Yield (%)	85%	85%	85%		85%	82%	84%	84%	86%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	213	252	252		239	249	256	252	250	252
Distillates	163	228	230		207	241	250	246	239	244
Other	81	95	92		90	121	123	113	89	111
Total	457	575	574		536	611	629	611	578	607
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	296	324	310		310	286	321	309	321	309
Distillates	275	292	286		284	277	306	291	293	292
Other	178	185	175		180	192	190	176	169	182
Total	749	801	771		774	755	817	776	783	783

Central Corridor*
Gasoline	253	241	253		249	254	270	250	260	258
Distillates	181	180	182		180	175	185	183	183	181
Other	59	64	68		64	65	65	77	59	67
Total	493	485	503		493	494	520	510	502	506
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	154	197	198		183	161	185	189	142	169
Distillates	110	141	142		132	123	137	137	105	126
Other	41	50	58		49	66	49	48	38	50
Total	305	388	398		364	350	371	374	285	345

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	916	1,014	1,013		981	950	1,032	1,000	973	988
Distillates	729	841	840		803	816	878	857	820	843
Other	359	394	393		383	444	427	414	355	410
Total	2,004	2,249	2,246		2,167	2,210	2,337	2,271	2,148	2,241

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	51.83	48.24	48.16		49.41	33.27	45.48	44.88	49.18	43.20
Brent	53.78	49.83	52.08		51.90	33.89	45.57	45.85	49.46	43.69
LLS	53.51	50.31	51.65		51.83	35.14	47.34	46.53	50.54	44.88
ANS	53.83	50.68	52.20		52.24	34.46	45.72	44.78	50.14	43.77
WTI less Maya	7.10	4.29	1.62		4.34	7.21	7.70	5.86	6.38	6.79
WTI less WCS	13.79	9.99	10.49		11.42	13.63	12.92	14.22	15.02	13.95

Natural Gas ($/MMBtu)
Henry Hub	3.00	3.05	2.93		2.99	1.98	2.10	2.85	2.99	2.48

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.46	15.53	19.17		14.72	11.54	17.92	13.37	13.44	14.07
East Coast Distillate less Brent	12.93	13.29	17.18		14.47	10.79	12.54	12.59	15.67	12.89
Gulf Coast
Gulf Coast Gasoline less LLS	9.92	10.86	14.90		11.89	7.81	11.05	10.17	8.58	9.40
Gulf Coast Distillate less LLS	12.26	11.59	16.44		13.43	7.92	9.07	11.01	13.39	10.35
Central Corridor
Central Gasoline less WTI	12.77	14.11	19.32		15.40	10.24	13.67	14.16	9.40	11.87
Central Distillate less WTI	14.00	14.59	21.98		16.86	11.08	11.75	15.38	14.03	13.06
West Coast
West Coast Gasoline less ANS	17.28	21.08	20.83		19.73	17.66	20.15	16.08	13.26	16.79
West Coast Distillate less ANS	14.84	14.32	20.45		16.54	11.19	14.70	14.82	17.34	14.51

Worldwide Market Crack Spread ($/BBL)*	12.24	14.06	18.19		14.83	10.64	13.84	12.96	12.10	12.39
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	124	181	160		465	162	199	228	158	747
Specialties	17	33	48		98	43	30	39	32	144
Marketing and Specialties Net Income Attributable to Phillips 66	141	214	208		563	205	229	267	190	891

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	181	275	242		698	246	298	339	161	1,044
Specialties	27	53	75		155	69	47	61	40	217
Marketing and Specialties Income before Income Taxes	208	328	317		853	315	345	400	201	1,261

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.47	1.74	1.63		1.62	1.83	1.79	1.88	1.10	1.64
International	3.70	4.95	4.45		4.37	3.16	4.16	5.19	3.68	4.05
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	133	142	160		435	123	147	143	129	542
Specialties	72	97	120		289	112	92	104	88	396
Total	205	239	280		724	235	239	247	217	938
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	22	21	24		67	20	22	24	21	87
Specialties	5	5	5		15	5	5	5	5	20
Total	27	26	29		82	25	27	29	26	107

Operating and SG&A Expense ($ Millions)
Marketing and Other	245	283	292		820	244	271	261	262	1,038
Specialties	38	37	39		114	35	38	38	41	152
Total	283	320	331		934	279	309	299	303	1,190

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,073	1,188	1,188		1,150	1,086	1,171	1,158	1,183	1,150
Distillates	667	751	780		733	706	782	780	773	760
Other	—	—	1		—	—	1	—	—	—
Total	1,740	1,939	1,969		1,883	1,792	1,954	1,938	1,956	1,910

International Marketing
Gasoline	82	87	84		85	90	90	89	82	88
Distillates	168	161	166		165	197	193	189	168	187
Other	15	18	17		17	15	18	17	17	16
Total	265	266	267		267	302	301	295	267	291

Worldwide Marketing
Gasoline	1,155	1,275	1,272		1,235	1,176	1,261	1,247	1,265	1,238
Distillates	835	912	946		898	903	975	969	941	947
Other	15	18	18		17	15	19	17	17	16
Total	2,005	2,205	2,236		2,150	2,094	2,255	2,233	2,223	2,201

Foreign Currency Gains (Losses) After-Tax ($ Millions)	1	—	1		2	(1)	1	—	(1)	(1)

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA ($ Millions)
Marketing and Specialties net income	141	214	208		563	205	229	267	190	891
Plus:
Provision for income taxes	67	114	109		290	110	116	133	11	370
Depreciation and amortization	27	26	29		82	25	27	29	26	107
Marketing and Specialties EBITDA	235	354	346		935	340	372	429	227	1,368

Special Item Adjustments (pre-tax):
Hurricane-related costs	—	—	1		1	—	—	—	—	—
Pension settlement expense	—	7	3		10	—	—	—	—	—
Marketing and Specialties EBITDA, Adjusted for Special Items	235	361	350		946	340	372	429	227	1,368

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	1		1	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	3	3	2		8	3	3	3	3	12
Marketing and Specialties Adjusted EBITDA	238	364	353		955	343	375	432	230	1,380

CORPORATE AND OTHER

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) Attributable to Phillips 66 ($ Millions)	(123)	(143)	(141)		(407)	(127)	(111)	(109)	(124)	(471)

Detail of Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Net interest expense	(65)	(65)	(68)		(198)	(54)	(52)	(49)	(55)	(210)
Corporate overhead	(39)	(47)	(45)		(131)	(42)	(40)	(39)	(40)	(161)
Technology	(15)	(14)	(16)		(45)	(14)	(14)	(15)	(15)	(58)
Other	(4)	(17)	(12)		(33)	(17)	(5)	(6)	(14)	(42)
Total	(123)	(143)	(141)		(407)	(127)	(111)	(109)	(124)	(471)

Pre-Tax Net Interest Expense ($ Millions)
Interest expense	(114)	(113)	(112)		(339)	(105)	(104)	(103)	(107)	(419)
Capitalized interest	9	6	—		15	19	21	22	19	81
Interest revenue	5	7	8		20	4	3	7	4	18
Premium on early debt retirement	—	—	—		—	(1)	—	—	—	(1)
Total	(100)	(100)	(104)		(304)	(83)	(80)	(74)	(84)	(321)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	(1)	(1)		(2)	1	—	—	1	2

Phillips 66 Total Company Debt
Total Debt ($ Millions)	10,210	9,965	10,201		10,201	8,835	8,862	8,858	10,138	10,138
Debt-to-Capital Ratio (%)	30%	30%	30%		30%	27%	27%	27%	30%	30%

Total Equity ($ Millions)	23,725	23,806	23,959		23,959	23,643	24,066	24,311	23,725	23,725

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA ($ Millions)
Net income	563	581	849		1,993	398	516	536	194	1,644
Plus:
Provision for income taxes	234	267	407		908	198	204	277	(132)	547
Net interest expense	99	100	104		303	83	80	74	84	321
Depreciation and amortization	315	320	337		972	280	290	293	305	1,168
Phillips 66 EBITDA	1,211	1,268	1,697		4,176	959	1,090	1,180	451	3,680

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	33	—	—		33	6	—	89	—	95
Pending claims and settlements	—	(21)	(36)		(57)	(45)	—	(70)	—	(115)
Certain tax impacts	—	—	—		—	—	—	—	(32)	(32)
Gain on consolidation of business	(423)	—	—		(423)	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—		—	—	—	—	33	33
Recognition of deferred logistics commitments	—	—	—		—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—	—	—		—	—	—	—	40	40
Pension settlement expense	—	55	21		76	—	—	—	—	—
Hurricane-related costs	—	—	70		70	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	821	1,302	1,752		3,875	920	1,120	1,199	492	3,731

Other Adjustments (pre-tax):
EBITDA attributable to Phillips 66 noncontrolling interests	(46)	(47)	(49)		(142)	(20)	(30)	(37)	(45)	(132)
Proportional share of selected equity affiliates income taxes	20	15	19		54	19	27	20	13	79
Proportional share of selected equity affiliates net interest	28	27	32		87	44	46	43	44	177
Proportional share of selected equity affiliates depreciation and amortization	180	180	200		560	195	196	204	203	798
Phillips 66 Adjusted EBITDA	1,003	1,477	1,954		4,434	1,158	1,359	1,429	707	4,653

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. The prior period Adjusted EBITDA amounts for the Midstream and Marketing and Specialties segments, as well as for consolidated Phillips 66 have been recast to conform with current period presentation.